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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                               March 1, 2000


               Date of report (Date of earliest event reported)


                               ----------------


                              INSWEB CORPORATION
            (Exact name of registrant as specified in its charter)



          DELAWARE                       0-26083                  94-3220479
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
Incorporation or organization)                               Identification No.)


              901 Marshall Street, Redwood City, California 94063
                   (Address of principal executive offices)


                                (650) 298-9100
              (Registrant's telephone number, including area code)


                                      N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.     Other Events.

A copy of the press release issued by InsWeb Corporation, a Delaware corporation (the "Company") on March 1, 2000 is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.


(c)   Exhibits

99.1         Press Release issued by the Company on March 1, 2000.




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


InsWeb Corporation
------------------
(Registrant)

Dated:  March 16, 2000                  By: /s/ Marian Taylor
                                        --------------------------------
                                        Name: Marian Taylor
                                        Title: Senior Vice President, Secretary

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EXHIBIT INDEX

Exhibit No.           Description
99.1            Press Release issued by the Company on March 1, 2000